Exhibit 99.1


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                                             Anthracite Capital, Inc. and Subsidiaries
                                    Consolidated Statements of Financial Condition (Unaudited)
                                               (in thousands, except per share data)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           June 30, 2005                  December 31, 2004
ASSETS
Cash and cash equivalents                                                  $13,251                          $23,755
Restricted cash equivalents                                                 20,876                           19,680
Residential mortgage-backed securities                                     323,662                          372,071
                                                                     --------------                   --------------
    Cash and RMBS                                                                        357,789                         415,506
Commercial mortgage loan pools                                                         1,302,303                       1,312,045
Commercial real estate securities                                                      1,979,779                       1,628,519
Commercial real estate loans                                                             282,461                         325,350
                                                                                   --------------                   -------------
    Total commercial real estate                                                       3,564,543                       3,265,914
Other assets                                                                              42,140                          47,714
                                                                                   --------------                   -------------
     Total Assets                                                                     $3,964,472                      $3,729,134
                                                                                   ==============                   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term borrowings:
    Secured by pledge of residential mortgage-backed securities           $302,563                         $356,451
    Secured by pledge of commercial real estate securities                 604,069                          305,526
    Secured by pledge of commercial mortgage loan pools                      6,703                              773
    Secured by pledge of commercial real estate loans                       94,396                          141,601
                                                                     --------------                   --------------
    Total short term borrowings                                                        1,007,731                         804,351
Long term borrowings:
    Collateralized debt obligations                                      1,067,589                        1,067,967
    Secured by pledge of commercial mortgage loan pools                  1,283,503                        1,294,058
                                                                     --------------                   --------------
    Total long term borrowings                                                         2,351,092                       2,362,025
                                                                                   --------------                   -------------
Total borrowings                                                                       3,358,823                       3,166,376
Payable for investments purchased                                                          5,155                               -
Distributions payable                                                                     15,823                          15,819
Other liabilities                                                                         37,803                          33,201
                                                                                   --------------                   -------------
     Total Liabilities                                                                 3,417,604                       3,215,396
                                                                                   --------------                   -------------


Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares
authorized;
     53,305 shares issued and outstanding in 2005; and
     53,289 shares issued and outstanding in 2004                                             53                              53
9.375% Series C Preferred Stock, liquidation preference
     $57,500 in 2005 and 2004                                                             55,435                          55,435
Additional paid-in capital                                                               579,103                         578,919
Distributions in excess of earnings                                                     (139,855)                       (134,075)
Accumulated other comprehensive income                                                    52,132                          13,406
                                                                                   --------------                   -------------
      Total Stockholders' Equity                                                         546,868                         513,738
                                                                                   --------------                   -------------
      Total Liabilities and Stockholders' Equity                                      $3,964,472                      $3,729,134
                                                                                   ==============                   =============
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                                                     Anthracite Capital, Inc.
                                         Consolidated Statements of Operations (Unaudited)
                                               (in thousands, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                          For the Three Months Ended June        For the Six Months Ended June
                                                                        30,                                   30,
                                                         -----------------------------------------------------------------------
                                                              2005              2004                  2005            2004
                                                         -----------------------------------------------------------------------
Operating Portfolio
Income:
    Commercial real estate securities                            $33,602            $30,166              $66,233        $59,351
    Commercial mortgage loan pools                                13,605             12,351               27,157         12,351
    Commercial real estate loans                                   7,961              4,140               16,200          7,214
    Residential mortgage-backed securities                         2,691              5,386                5,571         12,103
    Cash and cash equivalents                                        266                103                  502            191
                                                         -----------------------------------    --------------------------------
        Total Income                                              58,125             52,146              115,663         91,210
                                                         -----------------------------------    --------------------------------

Expenses:
    Interest expense:
       Collateralized debt obligations                            16,018             15,678               31,765         26,845
       Commercial real estate securities                           3,377              1,114                5,963          3,141
       Commercial mortgage loan pools                             12,745             11,972               25,525         11,972
       Commercial real estate loans                                1,275                145                2,610            293
       Residential mortgage-backed securities                      2,396              1,560                4,525          3,487
    Hedging expense                                                1,626              3,148                3,926          7,779
    General and administrative expense                               938                633                1,758          1,235

    Management fee                                                 2,661              2,163                5,240          4,293
                                                         -----------------------------------    --------------------------------
        Total Expenses                                            41,036             36,413               81,312         59,045
                                                         -----------------------------------    --------------------------------

Other loss:
Realized loss                                                       (242)            (3,870)                (195)        (8,593)
Unrealized loss                                                   (1,017)            (4,212)              (2,544)        (2,659)
Foreign currency loss                                               (176)               (12)                (344)           (12)
Hedge ineffectiveness                                             (1,533)               467               (1,272)          (506)

Loss on impairment of asset                                       (3,072)                 -               (3,231)             -
                                                         -----------------------------------    --------------------------------
       Total Other Loss                                           (6,040)            (7,627)              (7,586)        (11,770)
                                                         -----------------------------------    --------------------------------


Net Income                                                        11,049              8,106               26,765         20,395
                                                         -----------------------------------    --------------------------------

Dividends on preferred stock                                       1,348              1,775                2,696          4,221
Cost to retire preferred stock in excess
of carrying value                                                      -             10,508                    -         10,508
                                                         -----------------------------------    --------------------------------

Net Income available (loss) to Common Stockholders                $9,701            $(4,177)             $24,069         $5,666
                                                         ===================================    ================================

Net Income available (loss) to Common Stockholders per
share, basic                                                       $0.18             $(0.08)               $0.45          $0.11

Net Income available (loss) to Common Stockholders per
share, diluted                                                     $0.18             $(0.08)               $0.45          $0.11

Weighted average number of shares outstanding:
    Basic                                                         53,302             50,706               53,298         50,276
    Diluted                                                       53,311             50,706               53,307         50,285

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